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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 30, 2001

 Commission           Registrant, State of Incorporation,       IRS Employer
File Number              Address, and Telephone Number        Identification No.
-----------              -----------------------------        ------------------

  2-26720             LOUISVILLE GAS AND ELECTRIC COMPANY         61-0264150
                            (A Kentucky Corporation)
                              220 West Main Street
                                 P.O. Box 32010
                              Louisville, Ky. 40232
                                 (502) 627-2000

  1-3464                   KENTUCKY UTILITIES COMPANY             61-0247570
                      (A Kentucky and Virginia Corporation)
                               One Quality Street
                         Lexington, Kentucky 40507-1428
                                 (606) 255-2100

This combined Form 8-K is separately filed by Louisville Gas and Electric Company and Kentucky Utilities Company. Information contained herein relating to any individual registrant is filed by such registrant on its own behalf and each registrant makes no representation as to information relating to the other registrant.

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ITEM 4.        CHANGES IN REGISTRANTS' CERTIFYING ACCOUNTANTS

     (a) On December 11, 2000, Powergen plc, a public limited company registered in England and Wales ("Powergen"), completed its merger transaction involving LG&E Energy Corp. ("LG&E Energy"). As a result of this transaction, LG&E Energy became an indirect, wholly-owned subsidiary of Powergen;

     (b) PricewaterhouseCoopers LLP was the independent accountant of Powergen prior to the acquisition and has continued in such engagement. Arthur Andersen LLP was the certifying accountant for LG&E Energy's subsidiaries, Louisville Gas and Electric Company, a Kentucky corporation, and Kentucky Utilities Company, a Kentucky and Virginia corporation (collectively, the "Registrants");

     (c) Effective April 30, 2001, the Registrants appointed PricewaterhouseCoopers LLP as independent certifying accountants for the year ended December 31, 2001. The Boards of Directors and audit committees of the Registrants shall consider and review this decision to appoint PricewaterhouseCoopers LLP in connection with their next meetings;

     (d)  Arthur Andersen LLP was notified of their dismissal on April 30, 2001;

     (e) The reports of Arthur Andersen LLP on the Registrants' respective financial statements for the two years ended December 31, 2000 and 1999, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles;

     (f) In connection with the audits of the Registrants' respective financials statements for each of the years ended December 31, 2000 and 1999, and through April 30, 2001, there were no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused the firm to make reference to the matter in their reports;

     (g) The Registrants have requested Arthur Andersen LLP to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter is attached as
          Exhibit 16 to this report.


ITEM 7(c).     EXHIBITS FILED

16             Letter of Arthur Andersen LLP

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LOUISVILLE GAS AND ELECTRIC COMPANY

Dated: May 7, 2001                      BY: /s/ John R. McCall
                                            ------------------------------------
                                            Executive Vice President,
                                            General Counsel and
                                            Corporate Secretary

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KENTUCKY UTILITIES COMPANY

Dated: May 7, 2001                      BY: /s/ John R. McCall
                                            ------------------------------------
                                            Executive Vice President,
                                            General Counsel and
                                            Corporate Secretary

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                                  EXHIBIT INDEX

                       LOUISVILLE GAS AND ELECTRIC COMPANY
                           KENTUCKY UTILITIES COMPANY

                           Current Report on Form 8-K
                              Dated April 30, 2001

                                    EXHIBITS

EXHIBIT NO.         DESCRIPTION

16                  Letter of Arthur Andersen LLP